EXHIBIT 10.9

Approved by
	the Documentary Committee of The	Approved by
Printed by BIMCO’S idea	Japan Shipping Exchange Inc., Tokyo	the International Ship Managers’ Association (ISMA)

1.	Date of Agreement [to be dated the date of execution]	THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

		STANDARD SHIP MANAGEMENT AGREEMENT

		CODE NAME: “SHIPMAN 98”

			PART I

2.	~~Owners~~  Head Managers (name, place of registered office and law of registry) (CI. 1)	3.	~~Managers~~  Sub-managers (name, place of registered office and law of registry) (CI. 1)

	Name		Name
	Costamare Shipping Company S.A.		Shanghai Costamare Ship Management Co. Ltd.

	Place of registered office		Place of registered office
	Panama City, Republic of Panama		Shanghai, P.R.C.

	Law of registry		Law of registry
	Republic of Panama		P.R.C.

4.	Day and year of commencement of Agreement (Cl. 2) [to be completed on execution]

5.	Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) YES	6.	Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) NO

7.	Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3) YES	8.	Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) YES

9.	Accounting Services (state “yes” or “no” as agreed) (CI. 3.5) YES	10.	Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) YES

11.	Provisions (state “yes” or “no” as agreed) (Cl. 3.7) YES	12.	Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) YES

13.	Chartering Services Period (only to be filled in if “yes” stated in Box 7) (Cl. 3.3(i)) N/A	14.	~~Owners’~~ Head Managers’ Insurance (state alternative (i), (ii) or (iii) of Cl. 6.3) Clause 6.3(ii)

15.	~~Annual~~ Daily Management Fee (state ~~annual~~ amount) (Cl. 8.1) $[ ]	16.	Severance Costs (state maximum amount) (Cl. 8.4(ii)) not applicable

17.	Day and year of termination of Agreement (Cl. 17) see Clause 17	18.	Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (Cl. 19) see Clause 19.1

19.	Notices (state postal  ~~and cable~~  address~~, telex~~ and telefax number for serving notice and communication to the ~~Owners~~ Head Managers) (Cl. 20)	20.	Notices (state postal  ~~and cable~~  address~~, telex~~ and telefax number for serving notice and communication to the ~~Managers~~ Sub-managers) (Cl. 20)
	Costamare Shipping Company, S.A.		38F Sino Life Tower
	60 Zephyrou Street & Syngrou Avenue		707 Zhangyang Rd.
	Athens, Greece		Pudong New District
	Telefax: + 30 210 940 9051		Shanghai, P.R.C. 200122
	Attention: Chief Executive Officer		Telefax: +86 21 58359320 Attention: Chief Executive Officer

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annex~~es~~ “A” (Details of Vessel)~~, “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels)~~ attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and Annex~~es~~ “A”~~, “B”, “C” and “D”~~ shall prevail over those of PART II to the extent of such conflict but no further.~~.~~

Signature(s) (~~Owners’~~ Head Managers)		Signature(s) (~~Managers~~ Sub-managers)
	COSTAMARE SHIPPING COMPANY S.A.		SHANGHAI COSTAMARE SHIP MANAGEMENT CO. LTD.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Printed by BIMCO’S idea

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO
THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

Date of Agreement:
[to be completed]
Name of Vessel(s):
[to be completed]
Particulars of Vessel(s):
[to be completed]

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

~~ANNEX “B” (DETAILS OF CREW) TO~~
~~THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)~~
~~STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”~~

~~Date of Agreement:~~

~~Details of Crew:~~

~~Numbers~~	~~Rank~~	~~Nationality~~
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______
______	______	______

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Printed by BIMCO’S idea

~~ANNEX “C” (BUDGET) TO~~
~~THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)~~
~~STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”~~

~~Date of Agreement:~~

~~Managers’ Budget for the first year with effect from the Commencement Date of this Agreement:~~

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

~~ANNEX “D” (ASSOCIATED VESSELS) TO~~
~~THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)~~
~~STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”~~

~~NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D” THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(i) OF THIS AGREEMENT.~~

~~Date of Agreement:~~

~~Details of Associated Vessels:~~

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1.	Definitions	1
	In this Agreement save where the context otherwise requires,	2
	the following words and expressions shall have the meanings	3
	hereby assigned to them.	4

	“~~Owners~~Head Managers” means the party identified in Box 2.	5
	“~~Managers~~Sub-managers” means the party identified in Box 3.	6
	“Owners” means [insert name of relevant subsidiary] of [] and	7
	includes its successors in title.
	“Vessel” means the vessel or vessels details of which are set
	out in Annex “A” attached hereto.	8
	“Business Day” shall have the same meaning as ascribed
	thereto in Section 1.1 of the Group Management Agreement.
	“Crew” means the Master, officers and ratings employed on the	9
	Vessel from time to time~~of the numbers,~~
	~~rank and nationality specified in Annex “B” attached hereto.~~	10
	~~“Crew Support Costs” means all expenses of a general nature~~	11
	~~which are not particularly referable to any individual vessel for~~	12
	~~the time being managed by the Managers and which are incurred~~	13
	~~by the Managers for the purpose of providing an efficient and~~	14
	~~economic management service and, without prejudice to the~~	15
	~~generality of the foregoing, shall include the cost of crew standby~~	16
	~~pay, training schemes for officers and ratings, cadet training~~	17
	~~schemes, sick pay, study pay, recruitment and interviews.~~	18
	“Related Sub-manager” shall have the meaning as ascribed	19
	thereto in Section 1.1 of the Group Management Agreement.
	“Severance Costs” means the costs which the employers are
	legally obliged to pay to or in respect of the Crew as a result of	20
	the early termination of any employment contract for service on	21
	the Vessel.	22
	“Crew Insurances” means insurances against crew risks which	23
	shall include but not be limited to death, sickness, repatriation,	24
	injury, shipwreck unemployment indemnity and loss of personal	25
	effects.	26
	“Group Management Agreement” means the agreement dated [ ]
	2010 made between the Parent and the Managers.
	“Management Services” means the services specified in sub-	27
	clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12.	28
	“ISM Code” means the International Management Code for the	29
	Safe Operation of Ships and for Pollution Prevention as adopted	30
	by the International Maritime Organization (IMO) by resolution	31
	A.741(18) or any subsequent amendment thereto.	32
	“ISPS Code” means the International Ship and Port Facility
	Security Code constituted pursuant to resolution A.924(22) of
	the International Maritime Organisation now set out in Chapter
	XI-2 of the International Convention for the Safety of Life at Sea
	(SOLAS) 1974 (as amended) and the mandatory ISPS Code as
	adopted by a Diplomatic Conference of the International
	Maritime Organisation on Maritime Security in December 2002
	and includes any amendments or extensions to it and any
	regulation issued pursuant to it.
	“Parent” means Costamare Inc. of Trust Company Complex,
	Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall
	Islands MH96960 and includes its successors in title.
	“STCW 95” means the International Convention on Standards	33
	of Training, Certification and Watchkeeping for Seafarers, 1978,	34
	as amended in 1995 or any subsequent amendment thereto.	35

	Head Management Agreement” means the “Shipman 98” form
	shipmanagement agreement dated [ ] 2010 made between the
	Owners and the Head Managers in respect of the management
	of the Vessel by the Head Managers.
2.	Appointment of ~~M~~Sub-managers	36
	With effect from the day and year stated in Box 4 and continuing	37
	unless and until terminated provided herein, the ~~Owners~~Head	38
	Managers
	hereby appoint the ~~Managers~~ Sub-managers and the ~~Managers~~	39
	Sub-managers hereby agree

	to act as the ~~Managers~~ Sub-managers of the Vessel.	40
	The Sub-managers hereby acknowledge that they are aware that
	the Head Managers have been appointed as the managers of the
	Vessel pursuant to the Head Management Agreement.
	The Sub-managers hereby (i) acknowledge that they have
	received a copy of the Group Management Agreement and have
	reviewed all its terms and (ii) agree to abide by such terms so
	long as the provisions thereof relate to the management of the
	Vessel.

3.	Basis of Agreement	41
	Subject to the terms and conditions herein provided, during the	42
	period of this Agreement, the ~~Managers~~ Sub-managers shall carry	43
	out
	Management Services in respect of the Vessel as agents for	44
	and on behalf of the ~~Owners~~Head Managers. Subject to Section 4.6	45
	of the Group Management Agreement, ~~T~~the
	~~Managers~~Sub-managers shall have authority
	to take such actions as they may from time to time in their absolute	46
	discretion consider to be necessary to enable them to perform	47
	this Agreement in accordance with sound ship management	48
	practice.	49

	3.1 Crew Management	50
	(only applicable if agreed according to Box 5)	51
	The ~~Managers~~Sub-managers shall provide suitably qualified Crew	52
	for the Vessel
	as required by the ~~Owners~~ Head Managers in accordance with the	53
	STCW 95
	requirements, provision of which includes but is not limited to	54
	the following functions:	55
	(i) selecting and engaging the Vessel’s Crew, including payroll	56
	arrangements, pension administration, and insurances for	57
	the Crew other than those mentioned in Clause 6;	58
	(ii) ensuring that the applicable requirements of the law of the	59
	flag of the Vessel are satisfied in respect of manning levels,	60
	rank, qualification and certification of the Crew and	61
	employment regulations including Crew’s tax, social	62
	insurance, discipline and other requirements;	63
	(iii) ensuring that all members of the Crew have passed a medical	64
	examination with a qualified doctor certifying that they are fit	65
	for the duties for which they are engaged and are in possession	66
	of valid medical certificates issued in accordance with	67
	appropriate flag State requirements. In the absence of	68
	applicable flag State requirements the medical certificate shall	69
	be dated not more than three months prior to the respective	70
	Crew members leaving their country of domicile and	71
	maintained for the duration of their service on board the Vessel;	72
	(iv) ensuring that the Crew shall have a command of the English	73
	language of a sufficient standard to enable them to perform	74
	their duties safely;	75
	(v) arranging transportation of the Crew, including repatriation,	76
	board and lodging as and when required at rates and types of
	accommodations as customary in the industry;
	(vi) training of the Crew and supervising their efficiency;	77
	(vii) keeping and maintaining full and complete records of any	78
	labor agreements which may be entered into with the Crew and,
	if applicable, conducting union negotiations;
	(viii) operating the ~~Managers’~~Head Managers’ drug and alcohol	79
	policy unless
	otherwise agreed in writing.	80

	3.2 Technical Management	81
	(only applicable if agreed according to Box 6)	82
	The ~~Managers~~Sub-managers shall provide technical management	83
	which
	includes, but is not limited to, the following functions:	84
	(i) provision of competent personnel to supervise the	85
	maintenance and general efficiency of the Vessel;	86
	(ii) arrangement and supervision of dry dockings, repairs,	87
	alterations and the upkeep of the Vessel to the standards	88
	required by the ~~Owners~~Head Managers provided that the	89

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	~~Managers~~Sub-managers shall
	be entitled to incur the necessary expenditure to ensure	90
	that the Vessel will comply with the law of the flag of the	91
	Vessel and of the places where she trades, and all	92
	requirements and recommendations of the classification	93
	society;	94
(iii)	arrangement of the supply of necessary stores, spares and	95
	lubricating oil;	96
(iv)	appointment of surveyors and technical consultants as the	97
	~~Managers~~Sub-managers may consider from time to time to be	98
	necessary;
(v)	development, implementation and maintenance of a Safety	99
	Management System (SMS) in accordance with the ISM	100
	Code (see sub-clauses 4.2 and 5.3) and of a security system in	101
	accordance with the ISPS Code;
	(vi) handling any claims against the builder of the Vessel
	arising out of the relevant shipbuilding contract, if
	applicable; and
	(vii) providing the Head Managers with a copy of any
	inspection report, survey, valuation or any other similar
	report prepared by any shipbrokers, surveyors, the Class
	etc..

3.3	Commercial Management	102
(only applicable if agreed according to Box 7)		103
The ~~Managers~~Sub-managers shall provide ~~the commercial~~		104
~~operation of the~~
~~Vessel~~, as required by the ~~Owners~~Head Managers, ~~which includes,~~		105
~~but is not~~
~~limited to,~~ the following functions:		106
~~(i) providing chartering services in accordance with the Owners’~~		107
	~~instructions which include, but are not limited to, seeking~~	108
	~~and negotiating employment for the Vessel and the conclusion~~	109
	~~(including the execution thereof) of charter parties or other~~	110
	~~contracts relating to the employment of the Vessel. If such a~~	111
	~~contract exceeds the period stated in Box 13, consent thereto~~	112
	~~in writing shall first be obtained from the Owners.~~	113
~~(ii) arranging of the proper payment to Owners or their nominees~~		114
	~~of all hire and/or freight revenues or other moneys of~~	115
	~~whatsoever nature to which Owners may be entitled arising~~	116
	~~out of the employment of or otherwise in connection with the~~	117
	~~Vessel;.~~	118
~~(iii) providing voyage estimates and accounts and calculating of~~		119
	~~hire, freights, demurrage and/or despatch moneys due from~~	120
	~~or due to the charterers of the Vessel;~~	121
(i~~v~~)	issuing of ~~voyage~~ instructions;	122
(~~v~~ii)	appointing agents;	123
(~~v~~iii)	appointing stevedores;	124
(iv~~ii~~)	arranging surveys associated with the commercial operation	125
	of the Vessel;	126

3.4	Insurance Arrangements’	127
(only applicable if agreed according to Box 8)		128
The ~~Managers~~Head Managers shall arrange insurances in		129
accordance with
Clause 6, on such terms and conditions as the Owners shall		130
have instructed or agreed, in particular regarding conditions,		131
insured values, deductibles and franchises.		132

3.5	Accounting Services	133
(only applicable if agreed according to Box 9)		134
Without prejudice to the relevant provisions of the Group		135
Management Agreement and, in particular, but without
limitation, Section 4.11 and Section 10.6 thereof, ~~T~~the ~~Managers~~
Sub-managers shall:
(i)	establish an accounting system which meets the	136
	requirements of the ~~Owners~~Head Managers and provide regular	137
	accounting
	services, supply regular reports and records,	138
(ii)	maintain the records of all costs and expenditure incurred	139
	as well as data necessary or proper for the settlement of	140

		accounts between the parties.	141

	3.6	Sale or Purchase of the Vessel	142
	(only applicable if agreed according to Box 10)		143
	The ~~Managers~~Sub-managers shall, in accordance with the ~~Owners’~~		144
	Head Managers’ instructions,
	~~supervise the sale or purchase~~attend to the physical delivery of		145
	the Vessel ~~, including the~~
	~~performance of~~ and any matters specifically relating thereto		146
	under any sale or purchase agreement~~, but not~~
	~~negotiation of the same~~.		147

	3.7	Provisions (only applicable if agreed according to Box 11)	148
	The ~~Managers~~Sub-managers shall arrange for the supply of		149
	provisions.
	3.8	Bunkering (only applicable if agreed according to Box 12)	150
	The ~~Managers~~Sub-managers shall arrange for the provision of		151
	bunker fuel of the
	quality specified by the ~~Owners~~Head Managers as required for the		152
	Vessel’s trade.
4.	~~Managers’~~Sub-managers’ Obligations		153
	4.1	The ~~Managers~~Sub-managers undertake to use their ~~best~~	154
	~~endeavours~~ commercially reasonable efforts to
	provide the agreed Management Services as agents for and on		155
	behalf of the ~~Owners~~Head Managers in accordance with sound ship		156
	management
	practice and to protect and promote the interests of the ~~Owners~~		157
	Head Managers in
	all matters relating to the provision of services hereunder.		158
	Provided, however, that the ~~Managers~~Sub-managers in the		159
	performance of their
	management responsibilities under this Agreement shall be entitled		160
	to have regard to their overall responsibility in relation to all vessels		161
	as may from time to time be entrusted to their management and		162
	in particular, but without prejudice to the generality of the foregoing,		163
	the ~~Managers~~Sub-managers shall be entitled to allocate available		164
	supplies,
	manpower and services in such manner as in the prevailing		165
	circumstances the ~~Managers~~Sub-managers in their absolute		166
	discretion consider
	to be fair and reasonable.		167
	4.2	Where the ~~Managers~~Sub-managers are providing Technical	168
	Management
	in accordance with sub-clause 3.2, they shall procure that the		169
	requirements of the law of the flag of the Vessel are satisfied and		170
	they shall in particular be deemed to be the “Company” as defined		171
	by the ISM Code, assuming the responsibility for the operation of		172
	the Vessel and taking over the duties and responsibilities imposed		173
	by the ISM Code and/or the ISPS Code when applicable.		174
	4.3	In the exercise of their duties hereunder, the Sub-managers
	shall act in accordance with the reasonable policies, guidelines
	and instructions from time to time communicated to it in writing
	by the Managers.
	4.4	During this Agreement, the Sub-managers shall promote the
	business of the Head Managers in accordance with the
	directions of the authorized representative or, as the case may
	be, representatives of the Head managers and shall at all times
	use commercially reasonable efforts to conform to, and comply
	with, the lawful and reasonable directions, regulations or
	recommendations made by such authorized representative or,
	as the case may be, representative.

5.	~~Owners’~~ Head Managers’ Obligations		175
	5.1	The ~~Owners~~Head Managers shall pay all sums due to the	176
	~~Managers~~Sub-managers punctually
	in accordance with the terms of this Agreement.		177
	5.2	Where the ~~Managers~~Sub-managers are providing Technical	178
	Management
	in accordance with sub-clause 3.2, the ~~Owners~~Head Managers		179
	shall procure that the Owners shall:
	(i)	procure that all officers and ratings supplied by them or on	180
		their behalf comply with the requirements of STCW 95;	181
	(ii)	instruct such officers and ratings to obey all reasonable orders	182

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

		of the ~~Managers~~Sub-managers in connection with the operation	183
		of the
		~~Managers’~~ Sub-managers’ safety management system.	184
		5.3 Where the ~~Managers~~Sub-managers are not providing Technical	185
		Management
		in accordance with sub-clause 3.2, the ~~Owners~~Head Managers	186
		shall procure that the Owners shall procure that
		the requirements of the law of the flag of the Vessel are satisfied	187
		and that they, or such other entity as may be appointed by them	188
		and identified to the ~~Managers~~Sub-managers, shall be deemed to	189
		be the
		“Company” as defined by the ISM Code assuming the responsibility	190
		for the operation of the Vessel and taking over the duties and	191
		responsibilities imposed by the ISM Code when applicable.	192

6		Insurance Policies	193
		The ~~Owners~~Head Managers shall procure, ~~whether by instructing~~	194
		~~the Managers~~
		~~under sub-clause 3.4 or otherwise~~, that throughout the period of	195
		this Agreement:	196
		6.1 at the Owners’ expense, the Vessel is insured for not less	197
		than her sound market value or entered for her full gross tonnage,	198
		as the case may be for:	199
	(i)	usual hull and machinery marine risks (including crew	200
		negligence) and excess liabilities;	201
	(ii)	protection and indemnity risks (including pollution risks and	202
		Crew Insurances); and	203
	(iii)	war risks (including protection and indemnity and crew risks)	204

		in each case in accordance with the best practice of prudent owners	205
		of
		vessels of a similar type to the Vessel, with first class insurance	206
		companies, underwriters or associations (“the Owners’	207
		Insurances”);	208
		6.2 all premiums and calls and applicable deductibles and/or	209
		franchises on the Owners’ Insurances are paid
		promptly by their due date,	210
		6.3 the Owners’ Insurances name the ~~Managers~~Sub-managers	211
		and, subject
		to underwriters’ agreement, any third party designated by the	212
		~~Managers~~Sub-managers as a joint assured, with full cover, with the	213
		Owners
		obtaining cover in respect of each of the insurances specified in	214
		sub-clause 6.1:	215
	(i)	on terms whereby the ~~Managers~~Sub-managers and any such	216
		third party
		are liable in respect of premiums or calls arising in connection	217
		with the Owners’ Insurances; or	218
	(ii)	if reasonably obtainable, on terms such that neither the	219
		~~Managers~~Sub-managers nor any such third party shall be under	220
		any
		liability in respect of premiums or calls arising in connection	221
		with the Owners’ Insurances; or	222
	(iii)	on such other terms as may be agreed in writing.	223
		Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left	224
		blank then (i) applies.	225
	6.4	written evidence is provided, to the reasonable satisfaction	226
		of the ~~Managers~~Sub-managers, of their compliance with their	227
		obligations under
		Clause 6 within a reasonable time of the commencement of	228
		the Agreement, and of each renewal date and, if specifically	229
		requested, of each payment date of the Owners’ Insurances.	230

7.		Income Collected and Expenses Paid on Behalf of Owners	231
Clause 7 has been intentionally blank
		7.1 ~~All moneys collected by the Managers under the terms of~~	232
		~~this Agreement (other than moneys payable by the Owners to~~	233
		~~the Managers) and any interest thereon shall be held to the~~	234
		credit of the ~~Owners in a separate bank account.~~	235
		7.2 ~~All expenses incurred by the Managers under the terms~~	236

		~~of this Agreement on behalf of the Owners (including expenses~~	237
		~~as provided in Clause 8) may be debited against the Owners~~	238
		~~in the account referred to under sub-clause 7.1 but shall in any~~	239
		~~event remain payable by the Owners to the Managers on~~	240
		~~demand.~~	241

8.		Management Fee	242
	8.1	The ~~Owners~~Head Managers shall pay to the ~~Managers~~Sub-	243
		managers for their services
		as ~~Managers~~managers under this Agreement ~~an annual~~ a daily	244
		management
		fee as stated in Box 15 which shall be payable ~~by equal~~	245
		monthly ~~instalments~~ in ~~advance~~ arrears~~, the first instalment being~~	246
		~~payable on the commencement of this Agreement (see Clause~~	247
		~~2 and Box 4) and subsequent installments being payable every~~	248
		~~month.~~	249
	8.2	The daily management fee shall be subject to an annual review	250
		~~on the anniversary date of the Agreement~~ and the proposed	251
		fee shall be presented in the annual budget referred to in sub-	252
		clause 9.1.	253
	8.3	~~The Managers~~Sub-managers shall, at no extra cost to the ~~Owners~~	254
		Head Managers, provide
		their own office accommodation, office staff, facilities and	255
		stationery. ~~Without limiting the generality of Clause 7 t~~The	256
		~~Owners~~Head Managers
		shall reimburse the ~~Managers~~Sub-managers for postage and	257
		communication
		expenses, travelling expenses, and other out of pocket	258
		expenses properly incurred by the ~~Managers~~Sub-managers in	259
		pursuance of
		the Management Services.	260
	8.4	The provisions of Section 9.4, Section 9.5 and Section 9.7 of	261
		the Group Management Agreement shall be deemed as
		incorporated herein mutatis mutandis.
	8.5	The Sub-managers have the right to demand the payment of
		any of the management fees and expenses payable under this
		Agreement either from the Parent or the Head Managers.
		Payment of any such fees or expenses or any part thereof by
		either the Parent or the Head Managers shall prevent the Sub-
		managers from making a claim on the other person for the same
		amount to the extent that the same has been already paid to the
		Sub-managers.
		~~In the event of the appointment of the Managers being~~
		~~terminated by the Owners or the Managers in accordance with~~	262
		~~the provisions of Clauses 17 and 18 other than by reason of~~	263
		~~default by the Managers, or if the Vessel is lost, sold or otherwise.~~	264
		~~Disposed of, the “management fee” payable to the Managers~~	265
		~~According to the provisions of sub-clause 8.1, shall continue to~~	266
		~~be payable for a further period of three calendar months as~~	267
		~~from the termination date. In addition, provided that the~~	268
		~~Managers provide Crew for the Vessel in accordance with sub-~~	269
		~~clause -3,1:~~	270
		~~(i) the Owners shall continue to pay Crew Support Costs during~~	271
		~~the said further period of three calendar months and~~	272
		~~(ii) the Owners shall pay an equitable proportion of any~~	273
		~~Severance Costs which may materialize, not exceeding~~	274
		~~the amount stated in Box 16.~~	275
		~~8.5 If the Owners decide to lay up the Vessel whilst this~~	276
		~~Agreement remains in force and such lay up lasts for more~~	277
		~~than three months, an appropriate reduction of the management~~	278
		~~fee for the period exceeding three months until one month~~	279
		~~before the Vessel is again put into service shall be mutually~~	280
		~~agreed between the parties.~~	281
		~~8.6 Unless otherwise agreed in writing all discounts and~~	282
		~~commissions obtained by the Managers in the course of the~~	283
		~~management of the Vessel shall be credited to the Owners.~~	284

9.		Budgets and Management of Funds	285
	9.1	The Head Managers and the Sub-managers are aware that	286
		the Head Managers will be preparing budgets in connection
		with, inter alia, the provision of the Management Services which
		the Head Managers will be submitting for approval to the Parent

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	in accordance with the provisions of Article X of the Group
	Management Agreement.
	9.2 The ~~Managers~~ Sub-managers shall present to ~~the Owners~~the
	Head Managers annually a
	budget for the following twelve months in such form as  ~~the~~	287
	~~Owners~~Head Managers require. ~~The budget for the first year~~	288
	~~hereof is set out~~
	~~in Annex “C” hereto. Subsequent annual b~~Budgets shall be	289
	prepared by the ~~Managers~~Sub-managers and submitted to ~~the~~	290
	~~Owners~~the Head Managers not
	~~less than three months before the anniversary date of the~~	291
	~~commencement of~~ later than 30 September of each calendar year	292
	falling during this Agreement (see Clause 2 and Box 4).
	9.3~~2~~ The Head Managers ~~The Owners~~ shall indicate to the	293
	~~Managers~~Sub-managers their acceptance
	and approval of the annual budget within one month of	294
	presentation and in the absence of any such indication the	295
	~~Managers~~Sub-managers shall be entitled to assume that the	296
	~~Owners~~Head Managers have
	accepted the proposed budget.	297
	9.~~3~~4 ~~Following the agreement of the budget, the Managers shall~~	298
	~~prepare and present to the Owners their estimate of the working~~	299
	~~capital requirement of the Vessel and the Managers shall each~~	300
	~~month up date this estimate. Based thereon,~~ Without prejudice to	301
	the right of the Sub-managers to ask for funds in relation to the
	Management Services directly from the Parent in accordance
	with the relevant provisions of the Group Management
	Agreement, the ~~Managers~~Sub-managers shall
	each month request the ~~Owners~~Head Managers in writing for the	302
	funds required
	to run the Vessel for the ensuing month, including the payment	303
	of any occasional or extraordinary item of expenditure, such as	304
	emergency repair costs, additional insurance premiums, bunkers	305
	or provisions. Such funds shall be received by the ~~Managers~~Sub-	306
	managers
	within ten running days after the receipt by the ~~Owners~~Head	307
	Managers of the
	~~Managers’~~Sub-managers’ written request and shall be held ~~to the~~	308
	~~credit of the~~
	~~Owners~~  in a separate bank account in the name of the Sub-	309
	managers or, if requested by the Sub-managers, in the name of
	the Owners or the Head Managers.
	~~9.4 The Managers shall produce a comparison between~~	310
	~~budgeted and actual income and expenditure of the Vessel in~~	311
	~~such form as required by the Owners monthly or at such other~~	312
	~~intervals as mutually agreed.~~	313
	9.5 Notwithstanding anything contained herein to the contrary,	314
	the ~~Managers~~Sub-managers shall in no circumstances be required	315
	to use or
	commit their own funds to finance the provision of the	316
	Management Services.	317

10.	~~Managers’~~Sub-managers’ Right to Sub-Contract	318
	Except to a Related Manager (where the Sub-manager may	319
	subcontract any of their obligations hereunder, without need of
	obtaining the Head Manager’s consent for doing so), ~~T~~the
	~~Managers~~Sub-managers shall not have the right to sub-contract
	any of
	their obligations hereunder, including those mentioned in sub-	320
	clause 3.1, without the prior written consent of the ~~Owners~~Head	321
	Managers which
	shall not be unreasonably withheld and which shall be promptly	322
	responded to. In the event of such a sub-
	contract the ~~Managers~~Sub-managers shall remain fully liable for the	323
	due
	performance of their obligations under this Agreement.	324

11.	Responsibilities	325
		326
	The parties agree that the provisions of Sections 11.1 to 11.5
	(inclusive) of the Group Management Agreement, shall apply to
	this Agreement mutatis mutandis, save that references therein
	to “any Shipmanagement Agreement or any Supervision
	Agreement” shall be omitted and references to “Parent”, “any member of the Group”, “Manager”, “any Submanager”, “a
Vessel”, “Section”, “Management Fees”, “each
Shipmanagement Agreement”, “Group” and “Article XI” shall be construed as references to the Head Managers, the Head
Managers, the Sub-managers, any submanager, the Vessel,
Clause, management fee, this Agreement, the Head Managers and
Clause 11, respectively, when used herein.

~~11.1 Force Majeure - Neither the Owners nor the Managers~~
~~shall be under any liability for any failure to perform any of their~~	327
~~obligations hereunder by reason of any cause whatsoever of~~	328
~~any nature or kind beyond their reasonable control.~~	329
~~11.2 Liability to Owners - (i) Without prejudice to sub-clause~~	330
~~11.1, the Managers shall be under no liability whatsoever to the~~	331
~~Owners for any loss, damage, delay or expense of whatsoever~~	332
~~nature, whether direct or indirect (including but not limited to~~	333
~~lose of profit arising out of or in connection with detention of or~~	334
~~delay to the Vessel) and howsoever arising in the course of~~	335
~~performance of the Management Services UNLESS same is~~	336
~~proved to have resulted solely from the negligence, gross~~	337
~~negligence or wilful default of the Managers or their employees,~~	338
~~or agents or sub-contractors employed by them in connection~~	339
~~with the Vessel, in which case (save where loss, damage, delay~~	340
~~or expense has resulted from the Managers’ personal act or~~	341
~~omission committed with the intent to cause same or recklessly~~	342
~~and with knowledge that such loss, damage, delay or expense~~	343
~~would probably result) the Managers’ liability for each incident~~	344
~~or series of incidents giving rise to a claim or claims shall never~~	345
~~Exceed a total of ten times the annual management fee payable~~	346
~~hereunder.~~	347
~~(ii) Notwithstanding anything that may appear to the contrary in~~	348
~~this Agreement, the Managers shall not be liable for any of the~~	349
~~actions of the Crew, even if such actions are negligent, grossly~~	350
~~negligent or wilful, except only to the extent that they are shown~~	351
~~to have resulted from a failure by the Managers to discharge~~	352
~~their obligations under sub-clause 3.1, in which case their liability~~	353
~~shall be limited in accordance with the terms of this Clause 11.~~	354
~~11.3 Indemnity - Except to the extent and solely for the amount~~	355
~~therein set out that the Managers would be liable under sub-~~	356
~~clause 11.2, the Owners hereby undertake to keep the Managers~~	357
~~and their employees, agents and sub-contractors indemnified~~	358
~~and to hold them harmless against all actions, proceedings,~~	359
~~claims, demands or liabilities whatsoever or howsoever arising~~	360
~~which may be brought against them or incurred or suffered by~~	361
~~them arising out of or in connection with the performance of the~~	362
~~Agreement, and against and in respect of all costs, losses,~~	363
~~damages and expenses (including legal costs and expenses on~~	364
~~a full indemnity basis) which the Managers may suffer or incur~~	365
~~(either directly or indirectly) in the course of the performance of~~	366
~~this Agreement.~~	367
~~11.4 “Himalaya” - It is hereby expressly agreed that no~~	368
~~employee or agent of the Managers (including every sub-~~	369
~~contractor from time to time employed by the Managers) shall in~~	370
~~Any circumstances whatsoever be under any liability whatsoever~~	371
~~to the Owners for any loss, damage or delay of whatsoever kind~~	372
~~arising or resulting directly or indirectly from any act, neglect or~~	373
~~default on his part while acting in the course of or in connection~~	374
~~with his employment and, without prejudice to the generality of~~	375
~~the foregoing provisions in this Clause 11, every exemption,~~	376
~~limitation, condition and liberty herein contained and every right,~~	377
~~exemption from liability, defence and immunity of whatsoever~~	378
~~nature applicable to the Managers or to which the Managers are~~	379
~~entitled hereunder shall also be available and shall extend to~~	380
~~protect every such employee or agent of the Managers acting~~	381
~~as aforesaid and for the purpose of all the foregoing provisions~~	382
~~of this Clause 11 the Managers are or shall be deemed to be~~	383
~~acting as agent or trustee on behalf of and for the benefit of all~~	384
~~persons who are or might be their servants or agents from time~~	385
~~to time (including sub-contractors as aforesaid) and all such~~	386
~~persons shall to this extent be or be deemed to be parties to this~~	387

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	~~Agreement.~~	388

12.	Documentation	389
	Where the ~~Managers~~Sub-managers are providing Technical	390
	Management in
	accordance with sub-clause 3.2 and/or Crew Management in	391
	accordance with sub-clause 3.1, they shall make available,	392
	upon ~~Owners~~Head Managers’ request, all documentation and	393
	records related
	to the Safety Management System (SMS) and/or the Crew	394
	which the ~~Owners~~Head Managers or the Owners need in order to	395
	demonstrate compliance
	with the ISM Code, the ISPS Code and STCW 95 or to defend a	396
	claim against
	a third party.	397

13.	General Administration	398
	3.1 Subject to the provisions of Section 4.6 of the Group	399
	Management Agreement, ~~T~~the ~~Managers~~Sub-managers shall
	handle and settle all claims arising
	out of the Management Services hereunder and keep the ~~Owners~~	400
	Head Managers
	informed regarding any incident of which the ~~Managers~~Sub-	401
	managers become
	aware which gives or may give rise to material claims or disputes	402
	involving
	third parties.	403
	13.2 The ~~Managers~~Sub-managers shall, as instructed by the	404
	~~Owners~~Head Managers under this Agreement, bring
	or defend actions, suits or proceedings in connection with matters	405
	entrusted to the ~~Managers~~Sub-managers according to this	406
	Agreement.
	13.3 The ~~Managers~~Sub-managers shall also have power to obtain	407
	legal or
	technical or other outside expert advice in relation to the handling	408
	and settlement of claims and disputes or all other matters	409
	affecting the interests of the Owners or the Head Managers in	410
	respect of the Vessel.
	13.4 The ~~Owners~~Head Managers shall procure that the Owners	411
	arrange for the provision of any
	necessary guarantee bond or other security.	412
	13.5 Any costs ~~reasonably~~ incurred by the ~~Managers~~Sub-managers	413
	in
	carrying out their obligations according to Clause 13 shall be	414
	reimbursed by the ~~Owners~~Head Managers.	415

14.	Auditing	416
	The ~~Managers~~Sub-managers shall at all times maintain and keep	417
	true and
	correct accounts and shall make the same available for inspection	418
	and auditing by the ~~Owners~~Head Managers at such times as may	419
	be mutually
	agreed. On the termination, for whatever reasons, of this	420
	Agreement, the ~~Managers~~Sub-managers shall release to the	421
	~~Owners~~Head Managers, if so
	requested, the originals where possible, or otherwise certified	422
	copies, of all such accounts and all documents specifically relating	423
	to the Vessel and her operation. For the avoidance of any doubt,	424
	this Clause is in addition to and not in substitution of the
	relevant provisions of the Group Management Agreement.
15.	Inspection of Vessel	425
	The ~~Owners~~Head Managers shall have the right at any time after	426
	giving
	reasonable notice to the ~~Managers~~Sub-managers to inspect the	427
	Vessel for any
	reason they consider necessary.	428

16.	Compliance with Laws and Regulations	429
	The ~~Managers~~Sub-managers will not do or permit to be done	430
	anything which
	might cause any breach or infringement of the laws and	431

	regulations of the Vessel’s flag, or of the places where she trades.	432

17.	Duration of the Agreement	433
	This Agreement shall come into effect on the day and year stated	434
	in Box 4 and shall continue until the earlier of (i) the date the	435
	Group Management Agreement is terminated in accordance
	with the provisions of Article XIII thereof and (ii) the Head
	Management Agreement is terminated in accordance with its
	terms, unless this Agreement is terminated earlier in
	accordance with the provision of Clause 18 hereof~~the date stated~~
	~~in Box 17.~~
	~~Thereafter it shall continue until terminated by either party giving~~	436
	~~to the other notice in writing, in which event the Agreement shall~~	437
	~~terminate upon the expiration of a period of two months from the~~	438
	~~date upon which such notice was given.~~	439

18.	Termination	440
	18.1 ~~Owners’~~Head Managers’ default	441
	(i) The ~~Managers~~Sub-managers shall be entitled to terminate the	442
	Agreement
	with immediate effect by notice in writing if any moneys	443
	payable by the ~~Owners~~Head Managers under this Agreement	444
	~~and/or the~~
	~~owners of any associated vessel, details of which are listed~~	445
	~~in Annex “D”,~~ shall not have been received in the ~~Managers’~~Sub-	446
	managers’
	nominated account within ~~ten~~20 ~~running~~ Business ~~d~~Days of	447
	receipt by
	the ~~Owners~~Head Managers of the ~~Managers~~Sub-managers	448
	written request or if the Vessel
	is repossessed by the Mortgagees.	449
	(ii) If the ~~Owner~~ Head ~~s~~Managers:	450
	(a) fail to meet their obligations under sub-clauses 5.2	451
	and 5.3 of this Agreement for any reason within their	452
	control, or	453
	(b) proceed with the employment of or continue to employ	454
	the Vessel in the carriage of contraband, blockade	455
	running, or in an unlawful trade, or on a voyage which	456
	in the reasonable opinion of the ~~Managers~~Sub-managers is	457
	unduly
	hazardous or improper,	458
	the ~~Managers~~Sub-managers may give notice of the default to	459
	the ~~Owners~~Head Managers,
	requiring them to remedy it as soon as practically possible.	460
	In the event that the ~~Owners~~ Managers fail to remedy it within ~~a~~	461
	~~reasonable time~~ 20 Business Days of receipt by the Head	462
	Managers of the Sub-managers’ written request to the
	satisfaction of the ~~Managers~~Sub-managers, the
	~~Managers~~Sub-managers shall be entitled to terminate the	463
	Agreement
	with immediate effect by notice in writing.	464

	18.2 ~~Managers’~~Sub-managers’ Default	465
	If the ~~Managers~~Sub-managers fail to meet their obligations under	466
	Clauses 3
	and 4 of this Agreement for any reason within the control of the	467
	~~Managers~~Sub-managers, the ~~Owners~~Head Managers may give	468
	notice to the ~~Managers~~Sub-managers of the
	default, requiring them to remedy it within 20 Business Days~~as~~	469
	~~soon as practically~~
	~~possible~~. In the event that the ~~Managers~~Sub-managers fail to	470
	remedy it within a
	~~reasonable time~~such period to the satisfaction of the ~~Owners~~Head	471
	Managers, the ~~Owners~~Managers
	shall be entitled to terminate the Agreement with immediate effect	472
	by notice in writing.	473
	18.3 Extraordinary Termination	474
	This Agreement shall be deemed to be terminated in the case of	475
	the sale of the Vessel or if the Vessel becomes a total loss or is	476
	declared as a constructive or compromised or arranged total	477
	loss or is requisitioned.	478
	18.4 For the purpose of sub-clause 18.3 hereof	479
	(i) the date upon which the Vessel is to be treated as having	480

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	been sold or otherwise disposed of shall be the date on	481
	which the Owners cease to be registered as Owners of	482
	the Vessel;	483
	(ii) the Vessel shall not be deemed to be lost unless either	484
	she has become an actual total loss or agreement has	485
	been reached with her underwriters in respect of her	486
	constructive, compromised or arranged total loss or if such	487
	agreement with her underwriters is not reached it is	488
	adjudged by a competent tribunal that a constructive loss	489
	of the Vessel has occurred.	490
	18.5 The parties agree that the provisions of Sections 13.4(a) to	491
	13.4(d) (inclusive) of the Group Management Agreement, shall
	apply to this Agreement mutatis mutandis. ~~This Agreement shall~~
	~~terminate forthwith in the event of~~
	~~an order being made or resolution passed for the winding up,~~	492
	~~dissolution, liquidation or bankruptcy of either party (otherwise~~	493
	~~than for the purpose of reconstruction or amalgamation) or if a~~	494
	~~receiver is appointed, or if it suspends payment, ceases to carry~~	495
	~~on business or makes any special arrangement or composition~~	496
	~~with its creditors.~~	497
	18.6 The termination of this Agreement shall be without	498
	prejudice to all rights accrued due between the parties prior to	499
	the date of termination.	500

19.	Law and Arbitration	501
	19.1 This Agreement and any non-contractual obligations	502
	connected with it shall be governed by and construed in
	accordance with English law. All disputes arising out of this	503
	Agreement and/or any non-contractual obligations connected
	with it shall be arbitrated in London in the following manner.
	One arbitrator is to be appointed by each of the parties hereto
	and a third by the two so chosen. Their decision or that of any
	two of them shall be final. The arbitrators shall be commercial
	persons, conversant with shipping matters. Such arbitration is
	to be conducted in accordance with the London Maritime
	Arbitration Association (LMAA) Terms current at the time when
	the arbitration proceedings are commenced and in accordance
	with the Arbitration Act 1996 or any statutory modification or re-
	enactment thereof. In the event that a party hereto shall state a
	dispute and designate an arbitrator in writing, the other party
	shall have 20 Business Days to designate its own arbitrator. If
	such other party fails to designate its own arbitrator within such
	period, the arbitrator appointed by the first party can render an
	award hereunder. Until such time as the arbitrators finally close
	the hearings, either party shall have the right by written notice
	served on the arbitrators and on the other party to specify
	further disputes or differences under this Agreement for hearing
	and determination. The arbitrators may grant any relief, and
	render an award, which they or a majority of them deem just and
	equitable and within the scope of this Agreement, including but
	not limited to the posting of security. Awards pursuant to this
	Clause 19.1 may include costs and judgments may be entered
	upon any award made herein in any court having jurisdiction.
	~~and any dispute arising out of or~~
	~~in connection with this Agreement chall be referred to arbitration~~	504
	~~in London in accordance with the Arbitration Act 1996- or~~	505
	~~any statutory modification or re-enactment thereof save to~~	506
	~~the extent necessary to give effect to the provisions of this~~	507
	~~Clause.~~	508
	~~The arbitration shall be conducted in accordance with the~~	509
	~~London Maritime Arbitrators Association (LMAA) Terms~~	510
	~~current at the time when the arbitration proceedings are~~	511
	~~commenced.~~	512
	~~The reference shall be to three arbitrators. A party wishing~~	513
	~~to refer a dispute to arbitration shall appoint its arbitrator~~	514
	~~and send notice of such appointment in writing to the other~~	515
	~~party requiring the other party to appoint its own arbitrator~~	516
	~~within 14 calendar days of that notice and stating that it will~~	517

	~~appoint its arbitrator as solo arbitrator unless the other party~~	518
	~~appoints its own arbitrator and gives notice that it has done~~	519
	~~so within the 14 days specified. If the other party does not~~	520
	~~appoint its own arbitrator and give notice that it has done so~~	521
	~~within the 14 days specified, the party referring a dispute to~~	522
	~~arbitration may, without the requirement of any further prior~~	523
	~~notice to the other party, appoint its arbitrator as sole~~	524
	~~arbitrator and shall advice the other party accordingly. The~~	525
	~~award of a sole arbitrator shall be binding on both parties~~	526
	~~as if he had been appointed by agreement.~~	527
	~~Nothing herein shall prevent the parties agreeing in writing~~	528
	~~to vary these provisions to provide for the appointment of a~~	529
	~~sole arbitrator.~~	530
	~~In cases where neither the claim nor any counterclaim~~	531
	~~exceeds the sum of USD50,000 (or such other sum as the~~	532
	~~parties may agree) the arbitration shall be conducted in~~	533
	~~accordance with the LMAA Small Claims Procedure current~~	534
	~~at the time when the arbitration proceedings are commenced.~~	535
	~~19.2 This Agreement shall be governed by and construed~~	536
	~~in accordance with Title 9 of the United States Code and~~	537
	~~the Maritime Law of the United States and any dispute~~	538
	~~arising out of or in connection with this Agreement shall be~~	539
	~~referred to three persons at New York, one to be appointed~~	540
	~~by each of the parties hereto, and the third by the two so~~	541
	~~chosen; their decision or that of any two of them shall be~~	542
	~~final, and for the purposes of enforcing any award,~~	543
	~~judgement may be entered on an award by any court of~~	544
	~~competent jurisdiction. The proceedings shall be conducted~~	545
	~~in accordance with the rules of the Society of Maritime~~	546
	~~Arbitrators, Inc.~~	547
	~~In cases where neither the claim nor any counterclaim~~	548
	~~exceeds the sum of USD50,000 (or such other cum as the~~	549
	~~parties may agree) the arbitration shall be conducted in~~	550
	~~accordance with the Shortened Arbitration Procedure of the~~	551
	~~Society of Maritime Arbitrators, Inc. current at the time when~~	552
	~~the arbitration proceedings are commenced.~~	553
	~~19.3 This Agreement shall be governed by and construed~~	554
	~~in accordance with the laws of the place mutually agreed by~~	555
	~~the parties and any dispute arising out of or in connection~~	556
	~~with this Agreement shall be referred to arbitration at a~~	557
	~~mutually agreed place, subject to the procedures applicable~~	558
	~~there.~~	559
	19.4 If Box 18 in Part I is not appropriately filled in, sub-	560
	clause 19.1 of this Clause shall apply.	561

	Note: 19.1, 19.2 and 19.3 are alternatives; indicate	562
	alternative agreed in Box 18.	563

20.	Notices	564
	20.1 Any notice to be given by either party to the other	565
	party shall be in writing and may be sent by fax, ~~telex,~~	566
	registered or recorded mail or by personal service.	567
	20.2 The address of the Parties for service of such	568
	communication shall be as stated in Boxes 19 and 20,	569
	respectively.	570

21.	Co-operation
	The Head Managers shall cooperate and join their resources
	with the Sub-managers in order for the Sub-managers to obtain
	favourable prices for major supplies for the Vessel, e.g.
	lubricants.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.